Amplify Bitcoin 2% Monthly Option Income ETF
Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 21.7%		Shares	Value
iShares Bitcoin Trust ETF (a)		21,650	$1,325,196
TOTAL EXCHANGE TRADED FUNDS (Cost $1,275,790)			1,325,196

PURCHASED OPTIONS - 5.8%(a)	Notional Amount	Contracts	Value
Call Options - 5.8%			$–
MBTX (b)(c)		–	$–
Expiration: 08/15/2025; Exercise Price: $240.00	$1,249,304	49	114,905
Expiration: 08/15/2025; Exercise Price: $245.00	866,864	34	68,850
Expiration: 08/15/2025; Exercise Price: $250.00	892,360	35	61,075
Expiration: 08/15/2025; Exercise Price: $260.00	764,880	30	36,600
Expiration: 09/19/2025; Exercise Price: $255.00	917,856	36	74,880
TOTAL PURCHASED OPTIONS (Cost $413,168)			356,310

SHORT-TERM INVESTMENTS - 74.6%			Value
Money Market Funds - 51.4%		Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (d)(e)		3,141,679	3,141,679

U.S. Treasury Bills - 23.2%		Par
4.17%, 07/29/2025 (f)		300,000	299,031
4.21%, 08/19/2025 (f)		7,000	6,959
4.18%, 08/21/2025 (f)		1,000	994
4.18%, 08/26/2025 (f)		131,000	130,120
4.22%, 08/28/2025 (f)		367,000	364,446
4.22%, 09/04/2025 (f)		424,000	420,748
4.19%, 09/25/2025 (f)		200,000	197,996
			1,420,294
TOTAL SHORT-TERM INVESTMENTS (Cost $4,562,172)			4,561,973

TOTAL INVESTMENTS - 102.1% (Cost $6,251,130)			6,243,479
Liabilities in Excess of Other Assets - (2.1)%			(129,229)
TOTAL NET ASSETS - 100.0%			$6,114,250
two			–%
Percentages are stated as a percent of net assets.			–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(f)	The rate shown is the annualized effective yield as of June 30, 2025.

Amplify Bitcoin 2% Monthly Option Income ETF
Schedule of Written Options
June 30, 2025 (Unaudited)

WRITTEN OPTIONS - (3.8)%	Notional Amount	Contracts	Value
Call Options - (0.2)%
Cboe Mini Bitcoin U.S. ETF Index, Expiration: 07/03/2025; Exercise Price: $265.59 (a)(b)	$(4,691,264)	(184)	$(11,651)

Put Options - (3.6)%
MBTX (a)(b)		–	$–
Expiration: 08/15/2025; Exercise Price: $250.00	(892,360)	(35)	(37,800)
Expiration: 08/15/2025; Exercise Price: $240.00	(1,249,304)	(49)	(35,280)
Expiration: 08/15/2025; Exercise Price: $260.00	(764,880)	(30)	(48,600)
Expiration: 08/15/2025; Exercise Price: $245.00	(866,864)	(34)	(29,920)
Expiration: 09/19/2025; Exercise Price: $255.00	(917,856)	(36)	(66,240)
Total Put Options			(217,840)
TOTAL WRITTEN OPTIONS (Premiums received $356,278)			$(229,491)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Bitcoin 2% Monthly Option Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	1,325,196	–	–	1,325,196
Purchased Options	–	356,310	–	356,310
Money Market Funds	3,141,679	–	–	3,141,679
U.S. Treasury Bills	–	1,420,294	–	1,420,294
Total Investments	4,466,875	1,776,604	–	6,243,479

Liabilities:
Investments:
Written Options	–	(229,491)	–	(229,491)
Total Investments	–	(229,491)	–	(229,491)

Refer to the Schedule of Investments for further disaggregation of investment categories.